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                                                                   EXHIBIT 10.18


                               LEASE AMENDMENT I
                              RENEWAL & EXPANSION

This Agreement dated May 26, 1994 ("Amendment I") is made by and between Robert
R. Walker. Jr., Receiver, ("Landlord") and Trusted Information Systems, Inc. ("Tenant"), and shall modify, the Lease dated February 1, 1990 as follows:


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LANDLORD:                              Robert R. Walker.  Jr.. Receiver

TENANT:                                Trusted Information Systems, Inc.

PREMISES:                              Existing Premises - Suite 800: 2831 rentable square feet

                                       Expansion Premises - Suite 810: 963 rentable square feet

TERM:                                  Existing Premises - Renewal: Two (2) years and one (1) month and fifteen (15) days:
                                       April 1, 1995 through May 15,1997.

                                       Expansion Premises: Two (2) years and eleven (11) months and fifteen (15) days: June
                                       1, 1994 through May 15.1997.

OPTION:                                Lessor grants to lessee one (1) option to renew this lease for period of three (3)
                                       years under the same terms and conditions set forth in their lease except rent which shall be at 95% of the then current market rate for similar office space in downtown
                                       Mountain View. but in no instance shall the rental rate for the option period be less than the rate during the last year of the previous term.

TENANT IMPROVEMENTS:                   Lessor, at Lessor's sole cost and expense, shall complete the following interior improvements:

                                       A) Add two (2) offices (see floor plan for location)
                                       B) Paint walls in Suite 810
                                       C) Install carpet in Suite 810
                                       D) Steam clean carpet in Suite 800
                                       E) Install mini-blinds in entire space
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                                       F) Construct entryway from existing space into new space.
                                       G) Construct a demising wall in the new space.
                                       H) Construct a door from the hall into the conference room of the new space.

PARKING:                               Tenant shall have an additional two (2) unassigned parking spaces.

RENT:                                  First month of rent schedule below begins with expansion premises. Existing premises will be included in rent schedule as of 6/1/94 and follow same schedule outlined.

                                       Months              Rental Rate
                                       ------              -----------
                                       01-12               $1.75/sq.ft./month, full service
                                       13-24               $1.80/sq.ft./month, full service
                                       25-36               $1.85/sq.ft./month, full service

  SECURITY DEPOSIT:                    Lessee shall increase their existing security deposit to reflect the additional square feet leased.

  ENVIRONMENTAL:                       Tenant acknowledges that Landlord has informed Tenant that the Building contains asbestos or asbestos containing materials.  At Tenant's request, Landlord shall make available to Tenant (but without warranty) at the Project office during normal business hours, copies of any inspection reports, tests or similar documents in
                                       Landlord's possession respecting the existence and the location of asbestos and the presence (if any) of hazardous substances in or about the Building.  To the extent such reports, tests or other documents indicate any asbestos-containing material in or about the Building or any release of hazardous materials, this Addendum and such documents shall constitute notice and disclosure as required under California Health and Safety Code Sections 25359.7 and 25915.5, as applicable, with respect to the presence of asbestos or asbestos-containing material or the hazardous substance disclosed on such documents during the duration of this Renewal Agreement.

  FINANCIAL                            Tenant shall provide Landlord complete financial statements on the company.  Tenant also acknowledges that Landlord will run routine credit checks.
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All other Terms and Conditions of the existing Lease Agreement shall be enforced during the duration of this Amendment I.


LANDLORD:                                          TENANT:
- ---------                                          -------

ROBERT R. WALKER, JR.                      TRUSTED INFORMATION SYSTEMS,
RECEIVER                                   INC., A CALIFORNIA CORPORATION


BY:      /S/ ROBERT R. WALKER JR.          BY:     /S/ STEPHEN T. WALKER
    ------------------------------            -------------------------------
         ROBERT R. WALKER, JR.

ITS:  RECEIVER                             ITS:  PRESIDENT

DATE:    5/23/94                           DATE:   MAY 19, 1994
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